DEARBORN PARTNERS RISING DIVIDEND FUND
Trading Symbol:	Class A Shares – DRDAX Class C Shares - DRDCX Class I Shares - DRDIX
Summary Prospectus
April 10, 2013 As revised May 2, 2013		www.dearbornfunds.com

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s prospectus and other information about the Fund online at www.dearbornfunds.com/literature.html.  You may also obtain this information at no cost by calling (888) 983-3380 or by sending an email to rseitz@dearpart.com.  The Fund’s prospectus and statement of additional information, both dated April 10, 2013, are incorporated by reference into this Summary Prospectus.

Investment Objective
The Dearborn Partners Rising Dividend Fund (the “Fund”) seeks current income, rising income over time, and long-term capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts on Class A shares if you or your family invest, or agree to invest in the future, at least $50,000 in the Fund’s Class A shares.  More information about these and other discounts is available from your financial professional and under “Shareholder Information – Class A Sales Charge Reductions and Waivers” beginning on page 11 of the Fund’s Statutory Prospectus and under “Additional Purchase and Redemption Information – Sales Charges on Class A Shares” beginning on page 26 of the Fund’s Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.00%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of purchases that are redeemed within 12 months of purchase)(1)	1.00%	1.00%	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.85%	0.85%	0.85%
Distribution and Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses(2)	0.61%	0.61%	0.61%
Total Annual Fund Operating Expenses	1.71%	2.46%	1.46%
Less: Fee Waiver and/or Expense Reimbursement	-0.21%	-0.21%	-0.21%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(3)	1.50%	2.25%	1.25%

(1)	The Maximum Deferred Sales Charge on Class A shares is applied only to purchases of $1,000,000 or more that are redeemed within 12 months of purchase.

(2)	Because the Fund is new, these expenses are based on estimated amounts for the Fund’s current fiscal year.

(3)
Pursuant to an operating expense limitation agreement between Dearborn Partners, L.L.C., the Fund’s investment adviser (the “Adviser”), and the Fund, the Adviser has agreed to waive its management fees and/or reimburse Fund expenses to ensure that Total Annual Fund Operating Expenses (exclusive of interest, acquired fund fees and expenses, leverage and tax expenses, brokerage commissions, and extraordinary expenses) do not exceed 1.50%, 2.25% and 1.25% of the Fund’s average daily net assets for Class A shares, Class C shares and Class I shares, respectively, through at least April 10, 2016.  The operating expense limitation agreement can be terminated only by, or with the consent of, the Trust’s Board of Trustees (the “Board of Trustees”).  The Adviser is permitted to be reimbursed for management fee reductions and/or expense payments made in the prior three fiscal years, subject to the limitations on Fund expenses described herein.

Example
This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed:

Share Class	One Year	Three Years
Class A	$814	$1,022
Class C	$328	$703
Class I	$127	$397

If shares are not redeemed:

Share Class	One Year	Three Years
Class A	$719	$1,022
Class C	$228	$703
Class I	$127	$397

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These transaction costs and potentially higher taxes, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance.

Principal Investment Strategies
Under normal market conditions, the Fund invests at least 80% of its net assets in the equity securities of companies that pay current dividends and that the Fund’s portfolio managers believe have the potential to increase their dividends with regularity.

Equity securities in which the Fund invests consist primarily of common stocks, but may also include master limited partnerships (“MLPs”) and real estate investment trusts (“REITs”).  MLPs are businesses organized as limited partnerships that trade their proportionate shares of the partnership (units) on a public exchange.  A REIT is a security of a company that invests in real estate, either through real estate property, mortgages and similar real estate investments, or all of the foregoing.  The Fund will invest primarily in securities of U.S. companies, but may invest up to 20% of its net assets in foreign companies through investments in American Depositary Receipts (“ADRs”).

The Fund invests in companies in numerous market sectors and with various market capitalizations.  The portfolio managers expect to invest mainly in large-capitalization companies (those with market capitalizations of $10 billion and higher), but may also invest in mid-capitalization companies (market capitalizations of $2 billion to $10 billion) and small-capitalization companies (market capitalization of less than $2 billion).  The Fund will generally remain fully invested, and under normal market conditions, the Fund’s portfolio will consist of approximately 30 to 80 companies.

In selecting investments for the Fund’s portfolio, the Adviser utilizes a bottom-up approach, focusing on fundamental qualities of individual companies.  The Adviser believes that consistent earnings growth drives consistent dividend growth.  Over the long run, the Adviser believes that consistent earnings growth will help the price performance of a stock.  Thus, the Fund’s portfolio managers begin with companies with well-established records of consistent earnings and dividend growth.  Income created by rising common stock dividends is an important consideration in selecting the Fund’s investments.

The Fund’s portfolio managers will generally sell a security when they believe a company’s dividend growth potential is in jeopardy, when a company’s fundamentals are likely to deteriorate, when a company’s valuation becomes excessive, when a better investment opportunity becomes available or in order to meet shareholder redemptions.

Principal Risks
Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested, and the amount of risk you are willing to take.  Remember, in addition to possibly not achieving your investment goals, you could lose money by investing in the Fund.  The principal risks of investing in the Fund are:

•	General Market Risk. Certain securities selected for the Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time.
•
New Fund Risk.  There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board of Trustees may determine to liquidate the Fund.  Liquidation of the Fund can be initiated without shareholder approval by the Board if it determines that liquidation is in the best interest of shareholders.  As a result, the timing of any Fund liquidation may not be favorable to certain individual shareholders.

•
Strategy Risk.  There is no guarantee that the issuers of the stocks held by the Fund will declare dividends in the future, or that if dividends are declared, they will remain at their current levels or increase over time.  The Fund’s performance during a broad market advance could suffer because dividend paying stocks may not experience the same capital appreciation as non-dividend paying stocks.  Depending upon market conditions, dividend paying stocks that meet the Fund’s investment criteria may not be widely available, making it difficult for the Adviser to replace stocks that have decreased or eliminated dividend payments.

•
Management Risk.  The Adviser’s judgments about the attractiveness, value and potential appreciation of the Fund’s investments may prove to be incorrect and the investment strategy employed by the Adviser in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other similar investment vehicles a having similar investment strategy.

•	Common Stock Risk. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.
•
Large-Cap Company Risk.  Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors.  Also, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

•
Small and Medium Capitalization Companies Risk. Investing in securities of small and medium capitalization companies may involve greater volatility than investing in larger and more established companies because small and medium capitalization companies can be subject to more abrupt or erratic share price changes than larger, more established companies.

•
REIT Risk.  Adverse changes in general economic and local market conditions, supply or demand for similar or competing properties, taxes, governmental regulations or interest rates, as well as the risks associated with improving and operating property, may decrease the value of REITs in which the Fund may invest.  Additionally, there is always a risk that a REIT will fail to qualify for favorable tax treatment.

•
MLP Risk. MLP investment returns are enhanced during periods of declining or low interest rates and tend to be negatively influenced when interest rates are rising.  In addition, most MLPs are fairly leveraged and typically carry a portion of a “floating” rate debt.  As such, a significant upward swing in interest rates would also drive interest expense higher.  Furthermore, most MLPs grow by acquisitions partly financed by debt, and higher interest rates could make it more difficult to make acquisitions.  MLP investments also entail many of the general tax risks of investing in a partnership.  Limited partners in an MLP typically have limited control and limited rights to vote on matters affecting the partnership.  Additionally, there is always the risk that an MLP will fail to qualify for favorable tax treatment.

•
Foreign Securities and ADR Risk.  The Fund’s investment in foreign securities are subject to risks relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices, including fluctuations in foreign currencies.  The Fund may invest its assets in securities of foreign issuers in the form of ADRs, which are securities representing securities of foreign issuers.  A purchaser of unsponsored depositary receipts may not have unlimited voting rights and may not receive as much information about the issuer of the underlying securities as with a sponsored depositary receipt.

Performance
When the Fund has been in operation for a full calendar year, performance information will be shown in this Prospectus.  Updated performance information will be available on the Fund’s website at www.dearbornfunds.com or by calling the Fund toll-free at (888) 983-3380.

Management
Investment Adviser
Dearborn Partners, L.L.C. is the Fund’s investment adviser.

Portfolio Managers
Carol M. Lippman, CFA and Michael B. Andelman, each a Portfolio Manager and Managing Director of the Adviser, have served as the portfolio managers of the Fund since it commenced operations in April, 2013.

Purchase and Sale of Fund Shares
You may purchase or redeem shares (share purchases or redemptions) via written request by mail (Dearborn Partners Rising Dividend Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), by wire transaction, or by contacting the Fund by telephone at (888) 983-3380.  Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly.  Minimum initial and subsequent investment amounts are shown below.

Minimum Investment Amounts	Class A	Class C	Class I
Minimum Initial Investment	$5,000	$5,000	$500,000
Minimum Subsequent Investment	$500	$500	$500
Automatic Investment Plan	$100	$100	$100

Tax Information
The Fund’s distributions will be taxed as ordinary income or long-term capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account (“IRA”).  You may be taxed later upon withdrawal of monies from such tax-deferred arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer, or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your adviser or visit your financial intermediary’s website for more information.